SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[X]  Preliminary Proxy Statement     [  ]Confidential, For Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[  ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material under Rule 14a-12

                               IDAHO POWER COMPANY
                (Name of Registrant as Specified In Its Charter)
   ---------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     --------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     ---------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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


                               [Idaho Power Logo]


                               IDAHO POWER COMPANY
                             1221 West Idaho Street
                                   P.O. Box 70
                             Boise, Idaho 83707-0070


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         August 7, 2002, AT BOISE, IDAHO

                                                                  June 28, 2002

TO THE SHAREHOLDERS OF IDAHO POWER COMPANY:

         Notice is hereby given that a Special Meeting of the Shareholders of Idaho Power Company (the "Company") will be held on August 7, 2002 at 10:00 a.m. local time at the Idaho Power Corporate Headquarters Building, 1221 West Idaho Street, Boise, Idaho, to amend the Company's Restated Articles of Incorporation, as amended, as more fully described in the attached Proxy Statement. The amendment, which you can read in full in Annex A, relates to the Company's Flexible Auction Series A, Serial Preferred Stock, without par value (the "Auction Preferred Stock").

         All shareholders of record of the Company at the close of business on June 19, 2002 are entitled to notice of the meeting. IDACORP, Inc., as the common shareholder of record of the Company, and the holders of record of shares of 4% Preferred Stock, the 7.68% Series, Serial Preferred Stock, and the Auction Preferred Stock at the close of business on June 19, 2002 are entitled to vote at the meeting.

         All shareholders are cordially invited to attend the Special Meeting in person. WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE VOTE YOUR PROXY PROMPTLY. It is important that your shares be represented at the meeting. Please vote your proxy, regardless of the size of your holdings, as promptly as possible. Any shareholder voting a proxy who attends the meeting may vote in person by revoking that proxy prior to or at the meeting.



                                             By Order of the Board of Directors

                                             Robert W. Stahman
                                             Corporate Secretary


                  TO SHAREHOLDERS WHO RECEIVE MULTIPLE PROXIES
IF YOU OWN IDAHO POWER PREFERRED STOCK OTHER THAN THE SHARES SHOWN ON THE ENCLOSED PROXY, YOU WILL RECEIVE A PROXY IN A SEPARATE ENVELOPE FOR EACH SUCH HOLDING. pLEASE VOTE EACH PROXY RECEIVED.

                                 PROXY STATEMENT

                               IDAHO POWER COMPANY
                             1221 West Idaho Street
                                   P.O. Box 70
                             Boise, Idaho 83707-0070


GENERAL INFORMATION

         This Proxy Statement and the accompanying form of proxy will first be sent to shareholders on or about June 28, 2002 and are provided to the shareholders of Idaho Power Company (the "Company") in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at a Special Meeting of Shareholders and any adjournments or postponements thereof. The Special Meeting is scheduled to be held on August 7, 2002 at 10:00 a.m. local time at the Idaho Power Corporate Headquarters Building, 1221 West Idaho Street, Boise, Idaho.

COST AND METHOD OF SOLICITATION

         The cost of soliciting proxies will be paid by the Company. In order to be assured that a quorum of outstanding shares entitled to vote will be represented at the Special Meeting, proxies may be solicited by officers and regular employees of the Company, personally or by telephone, telegraph, fax or mail or other electronic means, without extra compensation. The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for their expenses in sending proxy materials to beneficial owners.

MATTERS TO BE VOTED UPON

         The Special Meeting is being held to consider an amendment (the "Proposed Amendment") to the Restated Articles of Incorporation, as amended (the "Charter"), to increase the percentages in the definition of "Rate Multiple," Default Rate" and "Late Charge" for the Flexible Auction Series A, Serial Preferred Stock, without par value (the "Auction Preferred Stock").

RECORD DATE

         The Board of Directors has fixed June 19, 2002 as the date for the determination of shareholders of the Company entitled to vote at the Special Meeting. Only shareholders of record at the close of business on June 19, 2002 will be entitled to vote at the meeting.

VOTING SECURITIES

         The outstanding voting securities of the Company as of the record date of the Special Meeting and entitled to vote on the Proposed Amendment are as follows: 37,612,351 shares of common stock, $2.50 par value, held by IDACORP, Inc., the Company's parent, each share being entitled to one vote; [_______] shares of 4% Preferred Stock, $100 par value, each share being entitled to twenty votes; 150,000 shares of 7.68% Series, Serial Preferred Stock, $100 par value, each share being entitled to one vote; and 500 shares of Flexible Auction Series A, Serial Preferred Stock, without par value, each share being entitled to one vote. The aggregate voting power of outstanding voting securities entitled to vote at the Special Meeting is [__________] votes.

VOTING

         Shareholders of record may vote their proxies by telephone, through the Internet or by marking, signing, dating and returning the proxy card in the enclosed postage-prepaid envelope.

         Shareholders whose shares are held by a bank or broker may be able to vote by telephone or through the Internet. Follow the instructions you receive from your bank or broker.

         Shareholders voting through the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be paid by the shareholder.

         The Company has been advised by counsel that the procedures for Internet and telephone voting are consistent with the requirements of applicable law.

         Under the Idaho Business Corporation Act, a majority of the votes entitled to be cast on a matter by a voting group constitutes a quorum of that voting group for action on that matter. Assuming a quorum of each voting group is present, the following votes are required for approval of the Proposed Amendment at the Special Meeting:

          o the votes of (i) the outstanding common shares of the Company, all of which are held by IDACORP and will be voted for the Proposed Amendment, (ii) the outstanding shares of 4% Preferred Stock and (iii) the outstanding shares of the 7.68% Series, Serial Preferred Stock, all voting as one group, cast in favor exceed the votes cast against; and

          o the votes of the outstanding shares of the Auction Preferred Stock cast in favor exceed the votes cast against.

         Abstentions will have no effect on the results.

         If no direction is given by a shareholder, proxies received will be voted FOR the Proposed Amendment.

         A proxy may be revoked at any time before it is voted at the meeting. Any shareholder who attends the meeting and wishes to vote in person may revoke his or her proxy by oral notice at that time. Otherwise, revocation of a proxy must be mailed to the Secretary of the Company at 1221 West Idaho Street, Boise, Idaho 83702-5627, and received prior to the meeting.

SECRET BALLOT

         It is the policy of the Company that all proxies for the Special Meeting that identify shareholders, including employees, are to be kept secret, and no such document shall be available for examination nor shall the identity and vote of any shareholder be disclosed to Company representatives or to any third party. Proxies shall be returned to the independent tabulator who receives, inspects and tabulates the proxies. Individual voted proxies and ballots are not seen by nor reported to the Company except (i) as necessary to meet applicable legal requirements, (ii) to allow the independent election inspectors to certify the results of the shareholder vote, (iii) in the event of a matter of significance where there is a proxy solicitation in opposition to the Board of Directors, based upon an opposition proxy statement filed with the Securities and Exchange Commission, or (iv) to respond to shareholders who have written comments on their proxies.

AMENDMENT OF IDAHO POWER COMPANY RESTATED ARTICLES OF INCORPORATION

         The Board of Directors of the Idaho Power Company unanimously recommends that the shareholders of the Company approve the Proposed Amendment. The Proposed Amendment relates only to the Auction Preferred Stock. The Board of Directors approved the Proposed Amendment on June 13, 2002, subject to approval by the shareholders.

         The Proposed Amendment will increase the percentages in the definition of Rate Multiple for the Auction Preferred Stock to the following percentages:


                         Current                                              Proposed
       Prevailing Rating           Percentage                 Prevailing Rating           Percentage
       -----------------           ----------                 -----------------           ----------
       AA/aa or Above              120%                       AA/aa or Above              175%
       A/a                         175%                       A/a                         200%
       BBB/baa                     200%                       BBB/baa                     225%
       Below BBB/baa               250%                       Below BBB/baa               275%

         The percentages used in the calculation of "Default Rate" and "Late Charge" will also increase from 250% to 275% of the 60-day "AA" composite commercial paper rate.

Description of the Auction Preferred Stock

         The following statements are summaries of the terms of the Auction Preferred Stock. See Annex A to the Proxy Statement for the entire terms of the Auction Preferred Stock, including the Proposed Amendment.

         The Company has outstanding 500 shares of Auction Preferred Stock. The Auction Preferred Stock was issued and sold in November, 1991. At the option of the Company, the term of each dividend period will be, subject to certain exceptions and adjustments, 49 days or such longer period, not to exceed 25 years, as may be designated by the Company. Since the Auction Preferred Stock was issued and after the initial dividend period, the dividend period has been 49 days.

         Dividends may not exceed 16% per annum. Dividends on the shares are cumulative from the date of initial issue and are payable, when and as declared by the Board of Directors, (a) with respect to a short-term dividend period, on each seventh Thursday following the commencement of such period, (b) with respect to a long-term dividend period, on the day following the last day of such period and, if occurring prior thereto, on the first day of the fourth month after the commencement of such period and quarterly thereafter on the first day of each succeeding third month, and (c) with respect to a seven-day dividend period, on the seventh day following the business day next succeeding the auction giving rise to such period, in each case subject to certain adjustments.

         The term of each dividend period succeeding the initial dividend period will be a short-term dividend period or, at the Company's option, a long-term dividend period or, if sufficient clearing bids are not made at an auction relating to a long-term dividend period, a seven-day dividend period.

         Subsequent to the initial dividend period, the dividend rate for shares of the Auction Preferred Stock is the applicable rate per annum resulting from the auction. If sufficient clearing bids are not made at an auction relating to a short-term dividend period, the applicable rate will be the maximum applicable rate for a short-term dividend period. In the event that the Company has given a notice of long-term dividend period with respect to the next succeeding dividend period, but sufficient clearing bids are not made in the related auction, such next succeeding dividend period will be a seven-day dividend period, all bids and sell orders will be rejected, and the applicable rate will be the greatest of (a) the maximum applicable rate for a short-term dividend period, (b) the maximum applicable rate for a long-term dividend period with the specified term and (c) the dividend rate in effect for the dividend period during which such auction occurs. If an auction is not held for any reason (other than a default by the Company), the related dividend period will be a seven-day dividend period and the applicable rate will be the maximum applicable rate for a short-term dividend period.

         The maximum applicable rate with respect to any dividend period will be based upon the Rate Multiple in effect on the related auction date. The Rate Multiple is determined as set forth below based on the prevailing rating of the Auction Preferred Stock in effect at the close of business on the business day preceding the applicable auction date.

         Prevailing Rating          Percentage
         -----------------          ----------
         AA/aa or Above             120%

         A/a                        175%
         BBB/baa                    200%
         Below BBB/baa              250%

         As discussed above, the Proposed Amendment will increase these percentages.

         For purposes of the Rate Multiple, the prevailing rating is based upon the lower of the two ratings provided by Standard & Poors and Moody's or a substitute rating agency or agencies.

         With respect to a short-term dividend period, the maximum applicable rate that results from an auction will be the product of the Rate Multiple and the 60-day "AA" composite commercial paper rate in effect on the related auction date.

         With respect to a long-term dividend period, the maximum applicable rate that results from an auction will be the product of the Rate Multiple and the reference rate in effect on the related auction date. The reference rate will be (i) the applicable "AA" composite commercial paper rate for long-term dividend periods with a term 50 days or more but less than 270 days, (ii) the higher of the 270-day applicable "AA" composite commercial paper rate and the one-year applicable Treasury rate for long-term dividend periods with a term 270 days or more but less than one year and (iii) the applicable Treasury rate for long-term dividend periods of one year or more. The applicable Treasury rate is the interest equivalent of the rate for direct obligations of the U.S. Treasury having an original maturity which is equal to or next lower than the length of such long-term dividend period.

         If all outstanding shares of Auction Preferred Stock are subject to hold orders on an auction date, the minimum applicable rate for the next succeeding dividend period of Auction Preferred Stock will be (i) with respect to a short-term dividend period, 59% of the 60-day "AA" composite commercial paper rate in effect on such auction date and (ii) with respect to a long-term dividend period, 59% of the reference rate in effect on such auction date.

         In an auction, existing and potential holders of shares of Auction Preferred Stock may place bids to purchase shares of Auction Preferred Stock if the applicable rate for the next dividend period is not less than the rate specified in such bid.

         If sufficient clearing bids exist (that is, the number of shares of Auction Preferred Stock subject to bids is at least equal to the number of shares of Auction Preferred Stock subject or deemed subject to sell orders by existing holders), the applicable rate will be the lowest rate specified in the submitted bids that, taking into account such rate, all lower rates bid by existing and potential holders and any hold orders, would result in existing and potential holders owning all of the outstanding shares of Auction Preferred Stock.

         If sufficient clearing bids do not exist, then (i) if the Company has not given a notice of long-term dividend period with respect to the next succeeding dividend period or has given a notice of revocation with respect thereto, the next succeeding dividend period will be a short-term dividend period and the applicable rate for such next succeeding dividend period will be the maximum applicable rate on the auction date for a short-term dividend period and (ii) if the Company has given a notice of long-term dividend period with respect to the next succeeding dividend period and has not given a notice of revocation with respect thereto, such next succeeding dividend period will, notwithstanding such notice of long-term dividend period, be a seven-day dividend period, all bids and sell orders will be rejected and the applicable rate for such next succeeding dividend period will be the greatest of (a) the maximum applicable rate on the auction date for a short-term dividend period,
(b) the maximum applicable rate for a long-term dividend period with the specified term and (c) the dividend rate in effect for the dividend period during which such auction occurs.

Reasons for and General Effect of the Proposed Amendment

         Since the date of the issuance of the Auction Preferred Stock, market conditions have changed and investors currently demand a higher risk premium on corporate securities. The percentages in the definition of Rate Multiple for the Auction Preferred Stock are no longer the current market standards. The Rate Multiple acts as an upper limit or cap on the dividend rate established through an auction procedure. It is a percentage applied to the applicable 60-day "AA" composite commercial paper rate and has over the last decade served as an adequate limiting mechanism. Recently, however, the 60-day commercial paper rates have been at historical lows. This has resulted in auction clearing rates that are, in percentage terms, greater than historical levels and in certain cases higher than the limits originally established for the Company's Auction Preferred Stock.

         The Company wishes to increase the Rate Multiple to meet market expectations and ensure a more efficient market for the Auction Preferred Stock.

         The Company has been informed by its investment bankers that as a result of the increase in the risk premium required by investors, it is necessary for the Company to increase the maximum applicable rate. As noted above, the Rate Multiple determines the maximum applicable rate investors will receive in the event sufficient clearing bids are not received in an auction. By increasing the maximum applicable rate, the Company increases the risk premium offered to investors and increases the probability of receiving sufficient clearing bids. If the Company does not increase the percentages in the definition of Rate Multiple, there will be an increase in the possibility that sufficient clearing bids will not exist in upcoming auctions. As a result, the Company will be required to pay the maximum applicable rate.

         In addition, the market perceives a failure to receive sufficient clearing bids in an auction as an indication that sufficient clearing bids will not be received in subsequent auctions. The Company seeks to dispel such a perception and ensure a market for the Auction Preferred Stock. In doing so, the Company hopes to decrease the possibility that the dividend rate will be set at the maximum applicable rate.

         The Proposed Amendment will also affect the liquidity of the Auction Preferred Stock. The transferability of the shares is largely dependent on receiving sufficient clearing bids in an auction, because the shares may only be transferred in an auction. If sufficient clearing bids do not exist in an auction, existing holders may not be able to sell their shares. By increasing the potential to receive sufficient clearing bids, the Company is increasing the possibility that an existing holder, if desired, will be able to transfer its shares in an auction.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED AMENDMENT.

OTHER BUSINESS

         The Company's Bylaws limit the business to be transacted at a special meeting of the shareholders to the purposes set forth in the notice of such special meeting. The Board of Directors does not intend to bring before this Special Meeting any matters other than the Proposed Amendment referred to in the Notice of Special Meeting and this Proxy Statement.

PRINCIPAL SHAREHOLDERS

         The following table presents certain information regarding shareholders who are known to the Company to be the beneficial owners of more than 5 percent of any class of voting securities as of June 19, 2002:

                                           Name and Address of            Amount and Nature of      Percent of
          Class of Stock                    Beneficial Owner              Beneficial Ownership         Class
          --------------                    ----------------              --------------------         -----
Common Stock                       IDACORP, Inc./1                             37,612,351              100%
                                   1221 West Idaho Street
                                   Boise, Idaho 83702

----------------------------
1 As a result of the formation of the holding company, IDACORP became the holder of all issued and outstanding shares of the Company's common stock on October 1, 1998.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth the number of shares of the Company's preferred stock beneficially owned on June 19, 2002 by the directors and executive officers of the Company:

                                      Name of                            Amount of           Percent of
   Class of Stock                 Beneficial Owner                  Beneficial Ownership        Class
   --------------                 ----------------                  --------------------        -----
Preferred Stock       Rotchford L. Barker                                       -                    *
Preferred Stock       Roger L. Breezley                                         -                    *
Preferred Stock       John B. Carley                                            -                    *
Preferred Stock       Christopher L. Culp, Ph.D.                                -                    *
Preferred Stock       Jack K. Lemley                                            -                    *
Preferred Stock       Evelyn Loveless                                           27                   *
Preferred Stock       Gary G. Michael                                           -                    *
Preferred Stock       Jon H. Miller                                             -                    *
Preferred Stock       Peter S. O'Neill                                          -                    *
Preferred Stock       Jan B. Packwood                                           -                    *
Preferred Stock       Robert A. Tinstman                                        -                    *
Preferred Stock       J. Lamont Keen                                            -                    *
Preferred Stock       Darrel T. Anderson                                        -                    *
Preferred Stock       James C. Miller                                           -                    *
Preferred Stock       Robert W. Stahman                                         -                    *
Preferred Stock       All Directors and Executive Officers of the               27                   *
                      Company as a group (22 persons)

----------------------------
* Less than one percent.

         All directors and executive officers have sole voting and investment power for the shares held by them.

         Because the Auction Preferred Stock is not ordinarily a voting security, no public filings have been made by any beneficial holders of more than 5 percent of the shares of the Auction Preferred Stock. The Company believes, however, that certain investment banking firms, including Bear Stearns, Merrill Lynch, CS First Boston, Morgan Stanley Dean Witter and PaineWebber, may, from time to time, acquire more than 5 percent of the Auction Preferred Stock.

FINANCIAL AND OTHER INFORMATION

         The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and, in accordance with the Exchange Act, the Company files reports and other information with the Securities and Exchange Commission (the "Commission"). Such reports and other information may be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, DC 20549; 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511; or 233 Broadway, New York, New York 10279. Copies of such material can be obtained from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. Reports, proxy materials and other information that the Company files are also available at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

         The Company's financial statements and related information included in the Annual Report on Form 10-K for the year ended December 31, 2001, the Quarterly Report on Form 10-Q for the quarter ended March 31, 2002 and Current Reports on Form 8-K dated March 26, 2002, April 25, 2002, May 16, 2002 and May 31, 2002, each as filed with the Commission, are hereby incorporated by reference. All documents subsequently filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and prior to the date of the Special Meeting (or any adjournment or postponement thereof) shall be deemed to be incorporated by reference in this Proxy Statement and to be a part of this Proxy Statement from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference in this Proxy Statement will be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained in this Proxy Statement or in any other subsequently filed document that is deemed to be incorporated by reference in this Proxy Statement modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

         The Company will provide without charge to each person to whom a proxy statement is delivered, on written or oral request of such person and by first class mail or other equally prompt means within one business day of the request, a copy of any or all of the information that has been incorporated by reference in this Proxy Statement, other than exhibits to such documents. Requests should be directed to: Corporate Secretary, Idaho Power Company, 1221 West Idaho Street, Boise, Idaho 83707-0070, telephone: (208) 388-2200.

INDEPENDENT AUDITORS

         No representative of Deloitte & Touche LLP, the Company's independent auditors, is expected to be present at the Special Meeting unless prior to the day of the Special Meeting the Corporate Secretary has received written notice from a shareholder entitled to vote addressed to the Corporate Secretary at Idaho Power Company, 1221 West Idaho Street, P.O. Box 70, Boise, Idaho 83707-0070, that such shareholder will attend the Special Meeting and wishes to ask questions of a representative of Deloitte & Touche LLP.

2003 JOINT ANNUAL MEETING OF SHAREHOLDERS

         Nominations for Director may be made only by the Board of Directors or by a shareholder entitled to vote who has delivered written notice to the Secretary of the Company not earlier than 90 days, and not later than 60 days, prior to the first anniversary of the annual meeting held on May 16, 2002.

         Rule 14a-4 of the Securities and Exchange Commission's proxy rules allows a company to use discretionary voting authority to vote on matters coming before an annual meeting of shareholders, if the company does not have notice of the matter at least 45 days before the date corresponding to the date on which the company first mailed its proxy materials for prior year's annual meeting of shareholders or the date specified by an advance notice provision in the company's bylaws. The Bylaws of the Company contain such an advance notice provision. Under the Bylaws, no business may be brought before an annual meeting of the shareholders except as specified in the notice of the meeting or as otherwise properly brought before the meeting by or at the direction of the Board or by a shareholder entitled to vote who has delivered written notice to the Secretary of the Company not earlier than 90 days, and not later than 60 days, prior to the first anniversary of the annual meeting on May 16, 2002.

         For the 2003 Joint Annual Meeting of Shareholders, expected to be held on May 15, 2003, the Company's shareholders must submit such nominations or proposals to the Secretary of the Company no earlier than February 14, 2003 and no later than March 17, 2003.

         The requirements referred to above are separate and apart from the Commission's requirements that a shareholder must meet in order to have a shareholder proposal included in the proxy statement under Rule 14a-8. For the 2003 Joint Annual Meeting of Shareholders expected to be held on May 15, 2003, any shareholder who wishes to submit a proposal for inclusion in the joint proxy materials pursuant to Rule 14a-8 must submit such proposal to the Secretary of the Company on or before December 9, 2002.

         It is requested that each shareholder who cannot attend the meeting vote his or her proxy or proxies without delay.

                                                                         ANNEX A


TEXT OF PARAGRAPH (e) OF ARTICLE 6.C.3. OF THE RESTATED ARTICLES OF INCORPORATION, AS AMENDED, OF IDAHO POWER COMPANY, AS MODIFIED BY THE PROPOSED AMENDMENT.

         e. Flexible Auction Series A, Serial Preferred Stock, Without Par Value. There is hereby created the third series of the Corporation's Serial Preferred Stock, Without Par Value, which shall be designated as the Flexible Auction Series A, Serial Preferred Stock, Without Par Value (hereafter in this paragraph (e) referred to as the "Auction Preferred Stock"), which consists of 500 shares. The rights and preferences of the shares of said series, in those respects in which the shares thereof may vary from shares of other series, shall be as follows:

                                     PART I

(i) As used in this paragraph (e) the following terms shall have the following meanings, whether used in the singular or plural, unless the context or use indicates another or different meaning or intent:

               "Applicable 'AA' Composite Commercial Paper Rate", as of any date and with respect to any Long-Term Dividend Period, shall mean (a) in the case of any Long-Term Dividend Period having a term less than 70 days, the interest equivalent of the 60-day rate, (b) in the case of any Long-Term Dividend Period having a term 70 days or more but less than 85 days, the arithmetic average of the interest equivalent of the 60-day and 90-day rates, (c) in the case of any Long-Term Dividend Period having a term 85 days or more but less than 120 days, the interest equivalent of the 90-day rate, (d) in the case of any Long-Term Dividend Period having a term 120 days or more but less than 148 days, the arithmetic average of the interest equivalent of the 90-day and 180-day rates, (e) in the case of any Long-Term Dividend Period having a term 148 days or more but less than 210 days, the interest equivalent of the 180-day rate, (f) in the case of any Long-Term Dividend Period having a term 210 days or more but less than 238 days, the arithmetic average of the interest equivalent of the 180-day and 270-day rates, and (g) in the case of any Long-Term Dividend Period having a term 238 or more days, the interest equivalent of the 270-day rate, on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by S&P or "Aa" by Moody's, or the equivalent of either or both of such ratings by such agencies or such rating by another rating agency, as made available on a discount basis or otherwise, by the Federal Reserve Bank of New York for the Business Day immediately preceding such date or in the event that the Federal Reserve Bank of New York does not make available any such rate, then the arithmetic average of such rates, as quoted on a discount basis or otherwise by the Commercial Paper Dealers, to the Trust Company for the close of business on the Business Day next preceding such date. If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, the "AA" Composite Commercial Paper Rate shall be determined on the basis of the quotation or quotations furnished by the remaining Commercial Paper Dealer and any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Corporation to provide such rate or rates not being supplied by any Commercial Paper Dealer or Commercial Paper Dealers, as the case may be, or, if the Corporation does not select any such Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers, by the remaining Commercial Paper Dealer. For the purpose of this definition, any arithmetic average shall be rounded to the nearest one-thousandth (.001) of one percent.

               "Applicable Rate" means the rate per annum in effect from time to time at which dividends on the Auction Preferred Stock are payable during Dividend Periods subsequent to the initial Dividend Period, as provided in paragraph (ii)(B) below.

               "Applicable Treasury Rate" as of any date and with respect to Auction Preferred Stock with a Long-Term Dividend Period of one year or more, means the interest equivalent of the rate for direct obligations of the United States Treasury having an original maturity which is equal to, or next lower than, the length of such Long-Term Dividend Period, as published weekly by the Federal Reserve Board in "Federal Reserve Statistical Release H.15(519)-Selected Interest Rates", or any successor publication by the Federal Reserve Board within five Business Days preceding such date. In the event that the Federal Reserve Board does not publish such weekly per annum interest rate, or if such release is not yet available, the Applicable Treasury Rate will be the arithmetic average of the secondary market bid rates as of approximately 3:30 p.m., New York City time, on the Business Day next preceding such date, of the U.S. Government Securities Dealers obtained by the Trust Company (or, under certain circumstances, the Corporation) for the issue of direct obligations of the United States Treasury, in an aggregate principal amount of at least $1,000,000, with a remaining maturity equal to, or next lower than, the length of such Long-Term Dividend Period. If any U.S. Government Securities Dealer does not quote a rate required to determine the Applicable Treasury Rate, the Applicable Treasury Rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or any Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers selected by the Corporation to provide such rate or rates not being supplied by any U.S. Government Securities Dealer or U.S. Government Securities Dealers, as the case may be, or, if the Corporation does not select any such Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer; provided, that in the event the Corporation is unable to cause such quotations to be furnished to the Trust Company (or, if applicable, the Corporation) by such sources, the Corporation may cause the Applicable Treasury Rate to be furnished to the Trust Company (or, if applicable, the Corporation) by such alternative source or sources as the Corporation in good faith deems to be reliable. For the purpose of this definition, any arithmetic average shall be rounded to the nearest one-thousandth (.001) of one percent.

               "Auction" means each periodic implementation of the Auction Procedures.

               "Auction Date" means the Business Day next preceding the first day of each Dividend Period after the initial Dividend Period.

               "Auction Procedures" means the procedures for conducting Auctions set forth in Part II.

               "Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a day on which banking institutions in New York City are authorized or required by law or executive order to close.

               "Charter" means the Corporation's Restated Articles of Incorporation, as amended.

               "Code" means the Internal Revenue Code of 1986, as amended.

               "Commercial Paper Dealers" means Goldman, Sachs & Co. and Shearson Lehman Brothers Inc. or, in lieu thereof, their respective successors or affiliates.

               "Corporation" means Idaho Power Company, a corporation of the State of Idaho, or its successors.

               "Date of Original Issue" means the date on which the Corporation originally issues the Auction Preferred Stock.

               "Default Rate" has the meaning set forth in paragraph (ii) (B) below.

               "Dividend Payment Date" has the meaning set forth in paragraph
          (ii)(A)(6) below.

               "Dividend Period" has the meaning set forth in paragraph
          (ii)(A)(7) below.

               "Dividend Period Days" has the meaning set forth in paragraph
          (ii)(A)(5) below.

               "Dividend Quarter" has the meaning set forth in paragraph
          (ii)(A)(6) below.

               "dividend rate" means the rate per annum in effect from time to time at which dividends on the Auction Preferred Stock are payable as provided in paragraphs (ii)(A) and (B) below.

               "Dividends-Received Deduction" has the meaning set forth in paragraph (ii)(A)(4) below.

               "Existing Holder" of any shares of Auction Preferred Stock means a person who has signed a Master Purchaser's Letter and is listed as the beneficial owner of such shares of Auction Preferred Stock in the records of the Trust Company.

               "initial Dividend Payment Date" means the date specified in paragraph (ii)(A)(7) below.

               "initial Dividend Period" has the meaning set forth in paragraph
          (ii)(A)(7) below.

               "interest equivalent" means the equivalent yield on a 360-day basis of a discount-basis security to an interest-bearing security.

               "Late Charge" has the meaning set forth in paragraph (ii)(B) below.

               "Long-Term Dividend Period" means any Dividend Period designated by the Corporation pursuant to paragraph (ii)(A)(8) below which may be any period greater than 49 days and consisting of a number of days evenly divisible by seven (or such number of days as shall result from the adjustment set forth in paragraph (ii)(A)(5) below) but not exceeding 25 years.

               "Master Purchaser's Letter" means a letter from a prospective purchaser of Auction Preferred Stock in which such prospective purchaser agrees to certain conditions.

               "Maximum Applicable Rate" means (a) in the case of a Short-Term Dividend Period, a per annum rate equal to the Rate Multiple multiplied by the 60-day "AA" Composite Commercial Paper Rate in effect on the related Auction Date and (b) in the case of a Long-Term Dividend Period, a per annum rate equal to the Rate Multiple multiplied by the Reference Rate in effect on the related Auction Date, but, in either case, such rate shall not exceed 16% per annum.

               "Minimum Holding Period" has the meaning set forth in paragraph
          (ii)(A)(4) below.

               "Moody's" means Moody's Investors Service, Inc., or its successor, so long as such agency (or successor) is in the business of rating securities of the type of the Auction Preferred Stock.

               "Normal Dividend Payment Date" has the meaning set forth in paragraph (ii)(A)(1) below.

               "Notice of Long-Term Dividend Period" has the meaning set forth in paragraph (ii)(A)(8) below.

               "Notice of Revocation" has the meaning set forth in paragraph
          (ii)(A)(8) below.

               "Rate Multiple", when used with respect to shares of Auction Preferred Stock on an Auction Date, means the percentage, determined as set forth below, based on the prevailing rating of the Auction Preferred Stock in effect at the close of business on the Business Day immediately preceding such Auction Date:

               Prevailing Rating                                   Rate Multiple
               AA/aa or Above...............................            175%
               A/a..........................................            200%
               BBB/baa......................................            225%
               Below BBB/baa................................            275%

               For purposes of this definition, the "prevailing rating" of Auction Preferred Stock shall be (a) AA/aa or Above, if the Auction Preferred Stock has a rating of AA- or better by S&P and aa3 or better by Moody's, or the equivalent of both of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (b) if not AA/aa or Above, then A/a, if the Auction Preferred Stock has a rating of A- or better by S&P and a3 or better by Moody's or the equivalent of both of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (c) if not AA/aa or Above or A/a, then BBB/baa, if the Auction Preferred Stock has a rating of BBB- or better by S&P and baa3 or better by Moody's or the equivalent of both of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, and (d) if not AA/aa or Above, A/a or BBB/baa, then Below BBB/baa. For purposes of the foregoing, the "prevailing rating" of the Auction Preferred Stock will be based upon the lower of two ratings provided by S&P and Moody's or a substitute rating agency or agencies. The Corporation shall take all reasonable action necessary to enable S&P and Moody's to provide a rating for the Auction Preferred Stock. If either or both of S&P or Moody's shall not make such a rating available, the Corporation shall select a nationally recognized statistical rating organization (as that term is used in the rules and regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended) or two nationally recognized statistical rating organizations to act as substitute rating agency or substitute rating agencies, as the case may be.

               "Reference Rate" means, as of any date and with respect to any Long-Term Dividend Period having a term of (a) 50 days or more and less than 270 days, the Applicable "AA" Composite Commercial Paper Rate, (b) 270 days or more and less than one year, the higher of the 270-day Applicable "AA" Composite Commercial Paper Rate and the one-year Applicable Treasury Rate and (c) one year or more, the Applicable Treasury Rate.

               "S&P" means Standard & Poor's Corporation, or its successor, so long as such agency (or successor) is in the business of rating securities of the type of the Auction Preferred Stock.

               "Securities Depository" means The Depository Trust Company, together with any successor securities depository selected by the Corporation which agrees to follow the procedures required to be followed by such securities depository in connection with shares of Auction Preferred Stock.

               "Seven-Day Dividend Period" means a Dividend Period arising under the circumstances set forth in paragraph (ii)(A)(9) below.

               "Short-Term Dividend Period" has the meaning set forth in paragraph (ii)(A)(7) below.

               "60-day 'AA' Composite Commercial Paper Rate", as of any date and with respect to any Short-Term Dividend Period, means (a) the interest equivalent of the 60-day rate on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by S&P or "Aa" by Moody's or the equivalent of either or both of such ratings by such agencies or another rating agency, as such 60-day rate is made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day immediately preceding such date, or (b) in the event that the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the interest equivalent of the 60-day rate on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper

          Dealers to the Trust Company for the close of business on the Business Day immediately preceding such date. If any Commercial Paper Dealer does not quote a rate required to determine the 60-day "AA" Composite Commercial Paper Rate, the 60-day "AA" Composite Commercial Paper Rate shall be determined on the basis of the quotation or quotations furnished by the remaining Commercial Paper Dealer and any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Corporation to provide such rate or rates not being supplied by any Commercial Paper Dealer or Commercial Paper Dealers, as the case may be, or, if the Corporation does not select any such Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers, by the remaining Commercial Paper Dealer. If the Board of Directors of the Corporation, however, shall adjust the number of Dividend Period Days, in the event of a change in the Minimum Holding Period, then (a) if the Dividend Period Days shall be fewer than 70 days, such rate shall be the interest equivalent of the 60-day rate on such commercial paper, (b) if the Dividend Period Days shall be 70 or more days but fewer than 85 days, such rate shall be the arithmetic average of the interest equivalent of the 60-day and 90-day rates on such commercial paper and (c) if the Dividend Period Days shall be 85 or more days but fewer than 99 days, such rate shall be the interest equivalent of the 90-day rate on such commercial paper. For the purpose of this definition, any arithmetic average shall be rounded to the nearest one-thousandth (.001) of one percent.

               "Substitute Commercial Paper Dealer" means any commercial paper dealer, the principal office of which is located in New York City, that is a nationally recognized leading dealer in the domestic commercial paper market, provided that no such dealer may be the Corporation or an affiliate of the Corporation.

               "Substitute U.S. Government Securities Dealer" means any dealer in United States Treasury obligations, the principal office of which is located in New York City, that is a nationally recognized leading dealer in the market for United States Treasury obligations, provided that no such dealer may be the Corporation or an affiliate of the Corporation.

               "Trust Company" means Bankers Trust Company, together with any successor bank or trust company or other entity entering into an agreement similar to that between Bankers Trust Company and the Corporation.

               "U.S. Government Securities Dealer" means Goldman, Sachs & Co. and Shearson Lehman Brothers Inc., or, in lieu thereof, their respective affiliates or successors.

          (ii) Dividends. (A) The rate of dividend on shares of the Auction Preferred Stock is hereby fixed and determined at the dividend rate from time to time in effect as provided in subparagraph (B) of this paragraph (ii).

               (1) Dividends on the shares of Auction Preferred Stock shall accumulate from the Date of Original Issue. Dividends in respect of a Short-Term Dividend Period shall be payable commencing on the initial Dividend Payment Date and thereafter, except as provided in clause (2) below, on each seventh Thursday following the preceding Dividend Payment Date. Dividends in respect of a Seven-Day Dividend Period, occurring in connection with an Auction (whether or not held) pursuant to clause (9) below, shall be payable, except as provided below in clause (2), on the seventh day following the Business Day next succeeding the day on which such Auction occurs (or was to have occurred). Dividends in respect of a Long-Term Dividend Period shall be payable, except as provided in clause (3) below, on the day following the last day of such Long-Term Dividend Period and, if occurring prior thereto, on the first day of the fourth month after the commencement of such Long-Term Dividend Period and quarterly thereafter on the first day of each succeeding third month. Each day on which dividends on shares of Auction Preferred Stock would be payable as determined as set forth in this clause (1) but for adjustments set forth below in this paragraph (ii)(A) is referred to herein as a "Normal Dividend Payment Date".

               (2) In the case of dividends payable in respect of a Short-Term Dividend Period or a Seven-Day Dividend Period, if:

                    (I) (x) the Securities Depository shall continue to make
               available to its members and participants the amounts due as dividends on shares of Auction Preferred Stock in next-day funds on the dates on which such dividends are payable and (y) a Normal Dividend Payment Date is not a Business Day, or the day next succeeding such Normal Dividend Payment Date is not a Business Day, then dividends shall be payable on the first Business Day preceding such Normal Dividend Payment Date that is next succeeded by a Business Day; or

                    (II) (x) the Securities Depository shall make available to its members and participants the amounts due as dividends on shares of Auction Preferred Stock in immediately available funds on the dates on which such dividends are payable (and the Securities Depository shall have so advised the Trust Company) and (y) a Normal Dividend Payment Date is not a Business Day, then dividends shall be payable on the first Business Day following such Normal Dividend Payment Date.

          (3) In the case of dividends payable in respect of a Long-Term Dividend Period, if:

               (I) (x) the Securities Depository shall continue to make available to its members and participants the amounts due as dividends on shares of Auction Preferred Stock in next-day funds on the dates on which such dividends are payable and (y) a Normal Dividend Payment Date is not a Business Day, or the day next succeeding such Normal Dividend Payment Date is not a Business Day, then dividends shall be payable on the first Business Day following such Normal Dividend Payment Date that is next succeeded by a Business Day; or

               (II) (x) the Securities Depository shall make available to its members and participants the amounts due as dividends on shares of Auction Preferred Stock in immediately available funds on the dates on which such dividends are payable (and the Securities Depository shall have so advised the Trust Company) and (y) a Normal Dividend Payment Date is not a Business Day, then dividends shall be payable on the first Business Day following such Normal Dividend Payment Date.

               (4) Notwithstanding clauses (1), (2) and (3) above, if the date on which dividends on shares of Auction Preferred Stock would be payable as determined as set forth in clause (1), (2) or (3) above is a day that would result in the number of days between successive Auction Dates (determined by excluding the first Auction Date and including the second Auction Date) not being at least equal to the then current minimum holding period (currently set forth in Section 246(c) of the Code) (the "Minimum Holding Period") required for taxpayers to be entitled to the Dividends-Received Deduction on preferred stock ("Dividends-Received Deduction"), then, except in the case of a Seven-Day Dividend Period, dividends on such shares shall be payable, if subclause (I) of either of clause (2) or (3) would be applicable, on the first Business Day following such date on which dividends would be so payable that is next succeeded by a Business Day or, if subclause (II) of either of clause (2) or (3) would be applicable, on the first Business Day following such day on which dividends would be so payable, that in either case results in the number of days between such successive Auction Dates (determined as set forth in this clause (4)) being at least equal to the then current Minimum Holding Period.

               (5) Notwithstanding clauses (1), (2), (3) and (4) above, in the event of a change in law altering the Minimum Holding Period, the Board of Directors of the Corporation may adjust the period of time between Dividend Payment Dates so as to adjust uniformly the number of days (such number of days without giving effect to the adjustments referred to in clauses (2) and (3), being herein referred to as "Dividend Period Days") in Dividend Periods commencing after the date of such change in law to equal or exceed the then current Minimum Holding Period, provided that the number of Dividend Period Days shall not exceed by more than nine days the length of such then current Minimum Holding Period and shall be evenly divisible by seven, and the maximum number of Dividend Period Days, as adjusted pursuant to this clause (5), in no event shall exceed 98 days. This clause (5) shall not apply to a Seven-Day Dividend Period except to the extent that the Minimum Holding Period, as altered, exceeds the aggregate number of Dividend Period Days in such Seven Day Dividend Period and the next preceding Dividend Period. Upon any such change in the number of Dividend Period Days as a result of a change in law, the Corporation will give notice through the Trust Company of such change to all Existing Holders of Auction Preferred Stock.

               (6) Each date on which dividends on Auction Preferred Stock shall be payable as determined as set forth above shall be referred to herein as a "Dividend Payment Date". If applicable, the period from the preceding Dividend Payment Date to the next Dividend Payment Date during a Long-Term Dividend Period is herein referred to as a "Dividend Quarter". Although any particular Dividend Payment Date may not occur on the originally scheduled Normal Dividend Payment Date because of the foregoing adjustments, each succeeding Dividend Payment Date shall be, subject to such adjustments, the date determined as set forth in clause (1) above as if each preceding Dividend Payment Date had occurred on the respective originally scheduled Normal Dividend Payment Date.

               (7) The initial Dividend Payment Date for the Auction Preferred Stock shall be January 9, 1992 (the "initial Dividend Payment Date") and the initial Dividend Period shall have a number of Dividend Period Days equal to the number of days from (and including) the Date of Original Issue to (but excluding) the initial Dividend Payment Date (the "initial Dividend Period"). After the initial Dividend Period, each subsequent Dividend Period shall (except for the adjustments described in clauses (2), (3) and (4) above) be 49 days (each such 49-day period, subject to any adjustment as a result of a change in law lengthening the Minimum Holding Period as described in clause (5) above, being herein referred to as a "Short-Term Dividend Period"), unless as described in clause (8) below, the Corporation exercises its right to specify that any such subsequent Dividend Period will be a Long-Term Dividend Period and unless, as provided in clause (9) below, any Dividend Period shall be a Seven-Day Dividend Period (each such Short-Term Dividend Period, Long-Term Dividend Period and Seven-Day Dividend Period, together with the initial Dividend Period, being referred to herein as a "Dividend Period"). After the initial Dividend Period, each successive Dividend Period shall commence on the Dividend Payment Date following the preceding Dividend Period and shall end (I) in the case of a Short-Term Dividend Period or a Seven-Day Dividend Period, on and include the day preceding the next Dividend Payment Date and (II) in the case of a Long-Term Dividend Period, on the last day of the Long-Term Dividend Period specified by the Corporation in the related Notice of Long-Term Dividend Period.

               (8) On or prior to the tenth day but not more than 45 days prior to an Auction Date, the Corporation may, at its sole option, by telephonic and written notice (a "Notice of Long-Term Dividend Period") to the Trust Company and the Securities Depository, designate any Dividend Period as a Long-Term Dividend Period. Any Notice of Long-Term Dividend Period may be revoked by the Corporation in its sole discretion on or prior to the third Business Day prior to the related Auction Date by telephonic and written notice (a "Notice of Revocation") to the Trust Company and the Securities Depository. If the Corporation does not give a Notice of Long-Term Dividend Period with respect to the next succeeding Dividend Period, or gives a Notice of Revocation with respect thereto, such next succeeding Dividend Period (subject to the exception stated in clause (9)(II) below) shall be a Short-Term Dividend Period.

               (9) In the event that (I) the Corporation has given a Notice of Long-Term Dividend Period with respect to the next succeeding Dividend Period, but Sufficient Clearing Bids are not made in the related Auction, such next succeeding Dividend Period will, notwithstanding such Notice of Long-Term Dividend Period, commence on the Dividend Payment Date next succeeding the relevant Auction Date and end on the day preceding the next succeeding

          Dividend Payment Date, which, subject to adjustment as provided above, will be the seventh day thereafter (such seven day Dividend Period being herein referred to as a "Seven-Day Dividend Period") and (II) an Auction is not held on an Auction Date for any reason other than the discontinuation of Auctions due to the failure of the Corporation to pay the full amount of any dividends to be paid on any Dividend Payment Date or the full redemption price for any share of Auction Preferred Stock called for redemption on any redemption date, and any such failure shall not have been cured within three Business Days thereafter, the next succeeding Dividend Period shall be a Seven-Day Dividend Period. The Dividend Period next succeeding a Seven-Day Dividend Period shall be a Short-Term Dividend Period unless an Auction is not held on the Auction Date included within such Seven-Day Dividend Period for the reasons specified in clause (9)(II) above, in which case the next succeeding Dividend Period shall be a Seven-Day Dividend Period.

               (10) Dividends on the Auction Preferred Stock, if any and to the extent declared, shall be paid on each Dividend Payment Date in funds legally available on such date. The Corporation shall by the close of business on the Business Day prior to each Dividend Payment Date deposit with the Trust Company funds sufficient to pay dividends then payable on such Dividend Payment Date with irrevocable instructions to the Trust Company to make such payment to the holder or holders of record.

               (11) Each dividend shall be payable to the holder or holders of record of the Auction Preferred Stock as of the close of business on the Business Day immediately preceding the applicable Dividend Payment Date. So long as the shares of Auction Preferred Stock are held of record by the nominee of the Securities Depository, dividends will be paid to the nominee of the Securities Depository on each Dividend Payment Date.

          (B) The dividend rate on the Auction Preferred Stock may not under any circumstances exceed 16% per annum. The dividend rate on the Auction Preferred Stock (1) for the initial Dividend Period shall be 4.60% per annum and (2) for each subsequent Dividend Period shall be the Applicable Rate for such Dividend Period. The "Applicable Rate" for each such Dividend Period shall be the rate per annum determined pursuant to Part II below. Notwithstanding the foregoing,
(I) the Applicable Rate on the Auction Preferred Stock during any Seven-Day Dividend Period shall be (x) if such Seven-Day Dividend Period occurs pursuant to paragraph (ii)(A)(9)(I) above, the greatest of (aa) the Maximum Applicable Rate on the Auction Date for a Short-Term Dividend Period, (bb) the Maximum Applicable Rate on the Auction Date for a Long-Term Dividend Period having a term equal to the term specified in the Notice of Long-Term Dividend Period given in respect of such Auction Date and (cc) the Applicable Rate in effect for the Dividend Period during which such Auction Date occurred, and (y) if such Seven-Day Dividend Period occurs pursuant to paragraph (ii)(A)(9)(II) above, the Maximum Applicable Rate for a Short-Term Dividend Period determined as of the Auction Date next preceding such Seven-Day Dividend Period; and (II) in the event and during the continuance of any failure of the Corporation to pay the full amount of any dividends or the full amount of any redemption price, (x) until such time as the full amount due (including any Late Charge for up to 5 days with respect to each Dividend Payment Date or redemption date with respect to which such failure occurred, as described in this subparagraph (B) below) shall have been paid to the Trust Company, Auctions shall be discontinued, (y) if such dividends or redemption price were to be paid in respect of a Long-Term Dividend Period, such Long-Term Dividend Period shall cease and a Short-Term Dividend Period shall be deemed to have commenced on the Dividend Payment Date or the redemption date, as the case may be, in respect of which such failure occurred and (z) the Applicable Rate for each Dividend Period (including without limitation a Short-Term Dividend Period which occurs pursuant to subclause (y) above) commencing on or after any such Dividend Payment Date or redemption date, as the case may be, shall be equal to the Default Rate for such Dividend Period. The foregoing shall continue until there shall occur a Dividend Payment Date at least one Business Day prior to which the full amount of any dividends payable on each Dividend Payment Date, and the full amount of any redemption price then due (including in each case any Late Charge for up to five days with respect to each Dividend Payment Date or redemption date in respect of which such failure occurred, as described in the next succeeding paragraph), shall have been paid to the Trust Company, and thereupon Auctions shall resume on the terms stated herein for the Dividend Periods commencing with such Dividend Payment Date. With respect to any such failure, the "Default Rate" shall be the higher of 275% of the 60-day "AA" Composite Commercial Paper Rate, determined as of the date of such failure, and (I) if the Corporation has failed timely to pay dividends in respect of a Short-Term Dividend Period, a Long-Term Dividend Period or a Seven-Day Dividend Period, the dividend rate in effect for the Short-Term Dividend Period, Long-Term Dividend Period or Seven-Day Dividend Period, as the case may be, in respect of which such failure occurred, or (II) if the Corporation has failed timely to pay the redemption price of shares called for redemption, the dividend rate in effect for the Dividend Period immediately preceding the applicable redemption date.

          Any failure referred to in this subparagraph (B) above with respect to the shares of Auction Preferred Stock shall be deemed to be cured if as of 12:00 noon, New York City time, on the third Business Day next succeeding any such failure, the Corporation shall have paid to the Trust Company (1) in the case of a failure to pay dividends, the full amount of the dividends to be paid for the Dividend Period with respect to which such failure occurred, plus a Late Charge in an amount equal to the product of (I) 275% of the 60-day "AA" Composite Commercial Paper Rate on the date of occurrence of such failure, (II) a fraction, the numerator of which shall be the number of days during which such failure exists and is not cured in accordance with this sentence (including the day such failure occurs and excluding the day such failure is cured) (but not to exceed 5 days) and the denominator of which shall be 360, and (III) the full amount of the dividends originally required to be paid for the Dividend Period as to which such failure occurred (a "Late Charge"), or (2) in the case of a failure to pay the redemption price, the full amount of the aggregate redemption price for the shares of Auction Preferred Stock that have been called for redemption, plus accumulated and unpaid dividends from the date of redemption to the date of such cure, plus an amount equal to the product of (I) 275% of the 60-day "AA" Composite Commercial Paper Rate on the Business Day on which the Corporation was required to pay the aggregate redemption price to the Trust Company, (II) a fraction, the numerator of which shall be the number of days during which such failure exists and is not cured in accordance with this sentence (including the day such failure occurs and excluding the day such failure is cured) (but not to exceed 5 days) and the denominator of which shall be 360, and (III) the aggregate stated value of the shares of Auction Preferred Stock called for redemption. Upon any such cure, Auctions shall be resumed on the Auction Date on or after the date such cure was effected on the terms stated herein for Dividend Periods commencing after such Auction Date.

          The amount of dividends per share of the Auction Preferred Stock payable for each Dividend Period (or for each Dividend Quarter during any Long-Term Dividend Period) shall be computed by multiplying the Applicable Rate for each Dividend Period by a fraction, the numerator of which shall be the number of days in the Dividend Period (or Dividend Quarter) (calculated by counting the first day thereof and the last day thereof) such share was outstanding and the denominator of which shall be 360 and multiplying the amount so obtained by $100,000.

          (iii) Redemption. Shares of the Auction Preferred Stock shall be redeemable at the option of the Corporation in whole or in part on the last Dividend Payment Date in respect of any Dividend Period at a redemption price of $100,000 per share, plus, in each case, unpaid accumulated dividends, if any, to the date of redemption.

          If the Corporation calls shares of the Auction Preferred Stock for redemption, such shares called for redemption will not be included in the Auction that would normally take place on the Business Day preceding the redemption date.

          (iv) Liquidation. The amount payable upon shares of the Auction Preferred Stock in the event of voluntary or involuntary liquidation is $100,000 per share (to be referred to as the "Stated Value") plus unpaid accumulated dividends, if any.

          In the event of any preferential payments, the Auction Preferred Stock shall be entitled pro rata to such preferential payments.

          (v) Sinking Fund. There is no sinking fund for the redemption or purchase of shares of the Auction Preferred Stock.

          (vi) Conversion. Shares of the Auction Preferred Stock are not, by their terms, convertible or exchangeable.

PART II

          (a) Certain Definitions. Capitalized terms not defined in this Part II shall have the respective meanings specified in Part I above. As used in this
Part II, the following terms shall have the following meanings, unless the context otherwise requires:

               (i) "Affiliate" shall mean any Person known to the Trust Company to be controlled by, in control of or under common control with the Corporation.

               (ii) "Agent Member" shall mean the member of or participant in the Securities Depository that will act on behalf of a Bidder and is identified as such in such Bidder's Master Purchaser's Letter.

               (iii) "Auction" shall mean the periodic implementation of the procedures set forth in this Part II.

               (iv) "Auction Date" shall mean the Business Day next preceding the first day of each Dividend Period after the initial Dividend Period.

               (v) "Auction Preferred" shall mean shares of Flexible Auction Series A, Serial Preferred Stock of the Corporation subject to an Auction on any Auction Date.

               (vi) "Available Auction Preferred" shall have the meaning specified in section (d)(i) below.

               (vii) "Bid" shall have the meaning specified in section (b)(i) below.

               (viii) "Bidder" shall have the meaning specified in section
          (b)(i) below.

               (ix) "Bid Excess" shall have the meaning specified in section
          (c)(iv)(B)(1) below.

               (x) "Broker-Dealer" shall mean any broker-dealer or other entity permitted by law to perform the functions required of a Broker-Dealer in this Part II that has been selected by the Corporation to perform such functions and has entered into a Broker-Dealer Agreement with the Trust Company that remains effective.

               (xi) "Broker-Dealer Agreement" shall mean an agreement between the Trust Company and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in this Part II.

               (xii) "Existing Holder" when used with respect to shares of Auction Preferred shall mean a Person who has signed a Master Purchaser's Letter and is listed as the beneficial owner of such shares of Auction Preferred in the records of the Trust Company.

               (xiii) "Hold Order" shall have the meaning specified in section
          (b)(i) below.

               (xiv) "Master Purchaser's Letter" shall mean a letter addressed to the Corporation, the Trust Company, a Broker-Dealer and others in which a Person agrees, among other things, to offer to purchase, purchase, offer to sell and/or sell shares of Auction Preferred as set forth in this Part II.

               (xv) "Order" shall have the meaning specified in section (b)(i) below.

               (xvi) "Outstanding" shall, for purposes of this Part II, mean, as of any date, shares of Auction Preferred theretofore issued by the Corporation except, without duplication, (A) any shares of Auction Preferred theretofore cancelled or delivered to the Trust Company for cancellation, or redeemed by the Corporation, (B) any shares of Auction Preferred as to which the Corporation or any Affiliate thereof (other than an Affiliate which is a Broker-Dealer) shall be an Existing Holder and (C) any shares of Auction Preferred represented by any certificate in lieu of which a new certificate has been executed and delivered by the Corporation.

               (xvii) "Person" shall mean and include an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

               (xviii) "Potential Holder" shall mean any Person, including any Existing Holder, (A) who shall have executed a Master Purchaser's Letter and (B) who may be interested in acquiring shares of Auction Preferred (or, in the case of an Existing Holder, additional shares of Auction Preferred).

               (xix) "Securities Depository" shall mean The Depository Trust Company and its successors and assigns, or any other securities depository selected by the Corporation which agrees to follow the procedures required to be followed by such securities depository in connection with shares of Auction Preferred.

               (xx) "Sell Excess" shall have the meaning specified in section
          (c)(iv)(C)(i) below.

               (xxi) "Sell Order" shall have the meaning specified in section
          (b)(i) below.

               (xxii) "Submission Deadline" shall mean 1:00 p.m., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Trust Company as specified by the Trust Company from time to time.

               (xxiii) "Submitted Bid" shall have the meaning specified in section (d)(i) below.

               (xxiv) "Submitted Hold Order" shall have the meaning specified in section (d)(i) below.

               (xxv) "Submitted Order" shall have the meaning specified in section (d)(i) below.

               (xxvi) "Submitted Sell Order" shall have the meaning specified in section (d)(i) below.

               (xxvii) "Sufficient Clearing Bids" shall have the meaning specified in section (d)(i) below.

               (xxviii) "Winning Bid Rate" shall have the meaning specified in section (d)(i) below.

          (b) Orders by Existing Holders and Potential Holders.

               (i) Prior to the Submission Deadline on each Auction Date:

                    (A) each Existing Holder may submit to a Broker-Dealer
               information as to:

                         (1) the number of Outstanding shares, if any, of
                    Auction Preferred held by such Existing Holder which such Existing Holder desires to continue to hold without regard to the Applicable Rate for the next succeeding Dividend Period;

                         (2) the number of Outstanding shares, if any, of
                    Auction Preferred that such Existing Holder desires to sell, provided that the Applicable Rate for the next succeeding Dividend Period shall be less than the rate per annum specified by such Existing Holder; and/or

                         (3) the number of Outstanding shares, if any, of
                    Auction Preferred held by such Existing Holder which such Existing Holder offers to sell without regard to the Applicable Rate for the next succeeding Dividend Period; and

                    (B) each Broker-Dealer, using a list of Potential Holders
               that shall be maintained by such Broker-Dealer in good faith for the purpose of conducting a competitive Auction, shall contact Potential Holders, including Persons that are not Existing Holders, on such list to determine the number of shares, if any, of Auction Preferred that each such Potential Holder offers to purchase, provided that the Applicable Rate for the next succeeding Dividend Period shall not be less than the rate per annum specified by such Potential Holder.

          For the purposes hereof, the communication to a Broker-Dealer of the information referred to in this section (b)(i) is hereinafter referred to as an "Order" and each Existing Holder and each Potential Holder placing an Order is hereinafter referred to as a "Bidder"; an Order containing the information referred to in clause (A)(1) of this section (b)(i) is hereinafter referred to as a "Hold Order"; an Order containing the information referred to in clause
(A)(2) or (B) of this section (b)(i) is hereinafter referred to as a "Bid"; and an Order containing the information referred to in clause (A)(3) of this section
(b)(i) is hereinafter referred to as a "Sell Order".

               (ii) (A) A Bid by an Existing Holder shall constitute an
                    irrevocable offer to sell:

                         (1) the number of Outstanding shares of Auction
                    Preferred specified in such Bid if the Applicable Rate determined on such Auction Date shall be less than the rate per annum specified in such Bid;

                         (2) the number of Outstanding shares of Auction
                    Preferred specified in such Bid or a lesser number of Outstanding shares of Auction Preferred to be determined as set forth in section (e)(i)(D) if the Applicable Rate determined on such Auction Date shall be equal to the rate per annum specified in such Bid; or

                         (3) the number of Outstanding shares of Auction
                    Preferred specified in such Bid or a lesser number of Outstanding shares of Auction Preferred to be determined as set forth in section (e)(ii)(C) if the rate per annum specified in such Bid shall be higher than the Maximum Applicable Rate and Sufficient Clearing Bids do not exist.

                    (B) A Sell Order by an Existing Holder shall constitute an irrevocable offer to sell:

                         (1) the number of Outstanding shares of Auction
                    Preferred specified in such Sell Order; or

                         (2) the number of Outstanding shares of Auction
                    Preferred specified in such Sell Order or a lesser number of Outstanding shares of Auction Preferred to be determined as set forth in section (e)(ii)(C) if Sufficient Clearing Bids do not exist.

                    (C) A Bid by a Potential Holder shall constitute an
               irrevocable offer to purchase:

                         (1) the number of Outstanding shares of Auction
                    Preferred specified in such Bid if the Applicable Rate determined on such Auction Date shall be higher than the rate per annum specified in such Bid; or

                         (2) the number of Outstanding shares of Auction
                    Preferred specified in such Bid or a lesser number of Outstanding shares of Auction Preferred to be determined as set forth in section (e)(i)(E) if the Applicable Rate determined on such Auction Date shall be equal to the rate per annum specified in such Bid.

               (iii) On each Auction Date, the Trust Company will determine the 60-day "AA" Composite Commercial Paper Rate or the Reference Rate, as the case may be, and the Maximum Applicable Rate and will notify each Broker-Dealer of each such rate not later than 9:30 a.m., New York City time on such Auction Date (or such other time on such Auction Date as specified by the Trust Company).

          (c) Submission of Orders by Broker-Dealers to Trust Company.

               (i) Each Broker-Dealer shall submit in writing to the Trust Company prior to the Submission Deadline on each Auction Date all Orders obtained by such Broker-Dealer and shall specify with respect to each Order:

                    (A) the name of the Bidder placing such Order;

                    (B) the aggregate number of shares of Auction Preferred that are the subject of such Order;

                    (C) to the extent that such Bidder is an Existing Holder:

                         (1) the number of shares, if any, of Auction Preferred
                    subject to any Hold Order placed by such Existing Holder;

                         (2) the number of shares, if any, of Auction Preferred
                    subject to any Bid placed by such Existing Holder and the rate specified in such Bid; and

                         (3) the number of shares, if any, of Auction Preferred
                    subject to any Sell Order placed by such Existing Holder;
                    and

                    (D) to the extent that such Bidder is a Potential Holder,
               the rate and the number of shares of Auction Preferred specified in such Potential Holder's Bid.

               (ii) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Trust Company shall round such rate up to the next higher one-thousandth (.001) of 1%.

               (iii) If an Order or Orders covering all of the Outstanding shares of Auction Preferred held by an Existing Holder is not submitted to the Trust Company prior to the Submission Deadline, the Trust Company shall deem a Hold Order to have been submitted on behalf of such Existing Holder covering the number of Outstanding shares of Auction Preferred held by such Existing Holder and not subject to Orders submitted to the Trust Company.

               (iv) If one or more Orders covering in the aggregate more than the number of Outstanding shares of Auction Preferred held by an Existing Holder are submitted to the Trust Company, such Orders shall be considered valid as follows and in the following order of priority:

                    (A) any Hold Order submitted on behalf of such Existing
               Holder shall be considered valid up to and including the number of Outstanding shares of Auction Preferred held by such Existing Holder; provided that if more than one Hold Order is submitted on behalf of such Existing Holder and the number of shares of Auction Preferred subject to such Hold Orders exceeds the number of Outstanding shares of Auction Preferred held by such Existing Holder, the number of shares of Auction Preferred subject to such Hold Orders shall be reduced pro rata so that such Hold Orders shall cover the number of Outstanding shares of Auction Preferred held by such Existing Holder.

                    (B) (1)(1) any Bid shall be considered valid up to and
               including the excess (the "Bid Excess") of the number of Outstanding shares of Auction Preferred held by such Existing Holder over the number of shares of Auction Preferred subject to Hold Orders referred to in section (c)(iv)(A); and

                         (2) subject to clause (1) above, if more than one Bid
                    with the same rate is submitted on behalf of such Existing Holder and the number of Outstanding shares of Auction Preferred subject to such Bids is greater than the Bid Excess, the number of shares of Auction Preferred subject to such Bids shall be reduced pro rata so that such Bids shall cover the number of shares of Auction Preferred equal to the Bid Excess; and

                         (3) subject to clause (1) above, if more than one Bid
                    with different rates is submitted on behalf of such Existing Holder, such Bids shall be considered valid in the ascending order of their respective rates up to and including the Bid Excess, and in any such event the number, if any, of such Outstanding shares subject to Bids not valid under this clause (B) shall be treated as the subject of a Bid by a Potential Holder; and

                    (C) (1) (1) any Sell Order shall be considered valid up to and including the excess (the "Sell Excess") of the number of Outstanding shares of Auction Preferred held by such Existing Holder over the number of shares of Auction Preferred subject to Hold Orders referred to in section (c)(iv)(A) and Bids referred to in section (c)(iv)(B); and

                         (2) subject to clause (1) above, if more than one Sell
                    Order is submitted on behalf of such Existing Holder and the number of Outstanding shares of Auction Preferred subject to such Sell Orders is greater than the Sell Excess, the number of shares of Auction Preferred subject to such Sell Orders shall be reduced pro rata so that such Sell Orders shall cover the number of shares of Auction Preferred equal to the Sell Excess.

               (v) If more than one Bid is submitted on behalf of any Potential Holder, each Bid submitted shall be a separate Bid with the rate and number of shares of Auction Preferred therein specified.

          (d) Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate.

               (i) Not earlier than the Submission Deadline on each Auction Date, the Trust Company shall assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order"; a "Submitted Bid" or a "Submitted Sell Order"; as the case may be, or as a "Submitted Order") and shall determine:

                    (A) the excess of the total number of Outstanding shares of
               Auction Preferred over the number of Outstanding shares of Auction Preferred that are the subject of Submitted Hold Orders (such excess being hereinafter referred to as the "Available Auction Preferred");

                    (B) from the Submitted Orders whether the number of
               Outstanding shares of Auction Preferred that are the subject of Submitted Bids by Potential Holders specifying one or more rates equal to or lower than the Maximum Applicable Rate exceeds or is equal to the sum of:

                         (x) the number of Outstanding shares of Auction
                    Preferred that are the subject of Submitted Bids by Existing Holders specifying one or more rates higher than the Maximum Applicable Rate; and

                         (y) the number of Outstanding shares of Auction
                    Preferred that are subject to Submitted Sell Orders

                    (if such excess or such equality exists (other than because the number of shares of Auction Preferred in clauses (x) and
                    (y) is each zero because all of the Outstanding shares of Auction Preferred are the subject of Submitted Hold Orders), such Submitted Bids by Potential Holders being hereinafter referred to collectively as "Sufficient Clearing Bids"); and

                    (C) if Sufficient Clearing Bids exist, the lowest rate
               specified in the Submitted Bids (the "Winning Bid Rate") which if:

                         (1) each Submitted Bid from Existing Holders specifying
                    the Winning Bid Rate and all other Submitted Bids from Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold such shares of Auction Preferred that are the subject of such Submitted Bids; and

                         (2) each Submitted Bid from Potential Holders
                    specifying the Winning Bid Rate and all other Submitted Bids from Potential Holders specifying lower rates were accepted, thus requiring the Potential Holders to purchase the shares of Auction Preferred that are the subject of such Submitted Bids, would result in such Existing Holders continuing to hold an aggregate number of Outstanding shares of Auction Preferred that, when added to the number of Outstanding shares of Auction Preferred to be purchased by such Potential Holders, would equal not less than the Available Auction Preferred.

               (ii) Promptly after the Trust Company has made the determinations pursuant to section (d)(i), the Trust Company shall advise the Corporation of the Maximum Applicable Rate and, based on such determinations, the Applicable Rate for the next succeeding Dividend Period as follows:

                    (A) if Sufficient Clearing Bids exist, that the Applicable
               Rate for the next succeeding Dividend Period shall be equal to the Winning Bid Rate so determined;

                    (B) if Sufficient Clearing Bids do not exist (other than
               because all of the Outstanding shares of Auction Preferred are the subject of Submitted Hold Orders), then (a) if the Corporation has not given a Notice of Long-Term Dividend Period with respect to the next succeeding Dividend Period or has given Notice of Revocation with respect thereto, then the Applicable Rate for such next succeeding Dividend Period will be the Maximum Applicable Rate on the Auction Date for a Short-Term Dividend Period and (b) if the Corporation has given a Notice of Long-Term Dividend Period with respect to the next succeeding Dividend Period and has not given a Notice of Revocation with respect thereto, then such next succeeding Dividend Period will, notwithstanding such Notice of Long-Term Dividend Period, be a Seven Day Dividend Period, and the Applicable Rate for such next succeeding Dividend Period will be the greatest of (1) the Maximum Applicable Rate on the Auction Date for a Short-Term Dividend Period, (2) the Maximum Applicable Rate on the Auction Date for a Long-Term Dividend Period having a number of Dividend Period Days equal to the number of Dividend Period Days specified in such Notice of Long-Term Dividend Period, and (3) the dividend rate in effect for the Dividend Period during which such Auction occurred; or

                    (C) if all of the Outstanding shares of Auction Preferred
               are the subject of Submitted Hold Orders, then the Applicable Rate for the next succeeding Dividend Period shall (1) in the case of a Short-Term Dividend Period, be equal to 59% of the 60-day "AA" Composite Commercial Paper Rate in effect on such Auction Date; and (2) in the case of a Long-Term Dividend Period, 59% of the Reference Rate in effect on such Auction Date.

          (e) Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares. Existing Holders shall continue to hold shares of Auction Preferred that are the subject of Submitted Hold Orders and, based on the determinations made pursuant to section (d)(i), the Submitted Bids and Submitted Sell Orders shall be accepted or rejected and the Trust Company shall take such other action as set forth below:

               (i) If Sufficient Clearing Bids have been made, subject to the provisions of section (e)(iii), Submitted Bids and Submitted Sell Orders shall be accepted or rejected in the following order of priority and all other Submitted Bids shall be rejected:

                    (A) the Submitted Sell Orders of Existing Holders shall be accepted and the Submitted Bid of each of the Existing Holders specifying any rate that is higher than the Winning Bid Rate shall be accepted, thus requiring each such Existing Holder to sell the shares of Auction Preferred that are the subject of such Submitted Bid;

                    (B) the Submitted Bid of each of the Existing Holders
               specifying any rate that is lower than the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the shares of Auction Preferred that are the subject of such Submitted Bid;

                    (C) the Submitted Bid of each of the Potential Holders
               specifying any rate that is lower than the Winning Bid Rate shall be accepted;

                    (D) the Submitted Bid of each of the Existing Holders
               specifying a rate that is equal to the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the shares of Auction Preferred that are the subject of such Submitted Bid, unless the number of Outstanding shares of Auction Preferred subject to all such Submitted Bids shall be greater than the number of shares of Auction Preferred ("remaining shares") equal to the excess of the Available Auction Preferred over the number of shares of Auction Preferred subject to Submitted Bids described in sections (e)(i)(B) and (e)(i)(C), in which event the Submitted Bids of each such Existing Holder shall be accepted, and each such Existing Holder shall be required to sell shares of Auction Preferred, but only in an amount equal to the difference between (1) the number of Outstanding shares of Auction Preferred then held by such Existing Holder subject to such submitted Bid and (2) the number of shares of Auction Preferred obtained by multiplying (x) the number of remaining shares by (y) a fraction, the numerator of which shall be the number of Outstanding shares of Auction Preferred held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the sum of the number of Outstanding shares of Auction Preferred subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate; and

                    (E) the Submitted Bid of each of the Potential Holders
               specifying a rate that is equal to the Winning Bid Rate shall be accepted, but only in an amount equal to the number of shares of Auction Preferred obtained by multiplying the difference between the Available Auction Preferred and the number of shares of Auction Preferred subject to Submitted Bids described in sections
               (e)(i)(B), (e)(i)(C) and (e)(i)(D) by a fraction, the numerator of which shall be the number of Outstanding shares of Auction Preferred subject to such Submitted Bid and the denominator of which shall be the sum of the number of Outstanding shares of Auction Preferred subject to such Submitted Bids made by all such Potential Holders that specified rates equal to the Winning Bid Rate.

               (ii) If Sufficient Clearing Bids have not been made (other than because all of the Outstanding shares of Auction Preferred are subject to Submitted Hold Orders), subject to the provisions of sections
          (e)(iii) and (e)(iv), Submitted Orders shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids shall be rejected:

                    (A) the Submitted Bid of each Existing Holder specifying any rate that is equal to or lower than the Maximum Applicable Rate shall be rejected, thus entitling such Existing Holder to continue to hold the shares of Auction Preferred that are the subject of such Submitted Bid;

                    (B) the Submitted Bid of each Potential Holder specifying
               any rate that is equal to or lower than the Maximum Applicable Rate shall be accepted, thus requiring such Potential Holder to purchase the shares of Auction Preferred that are the subject of such Submitted Bid; and

                    (C) the Submitted Bids of each Existing Holder specifying
               any rate that is higher than the Maximum Applicable Rate shall be accepted and the Submitted Sell Orders of each Existing Holder shall be accepted, in both cases only in an amount equal to the difference between (1) the number of Outstanding shares of Auction Preferred then held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and (2) the number of shares of Auction Preferred obtained by multiplying (x) the difference between the Available Auction Preferred and the aggregate number of shares of Auction Preferred subject to Submitted Bids described in sections (e)(ii)(A) and (e)(ii)(B) by
               (y) a fraction, the numerator of which shall be the number of Outstanding shares of Auction Preferred held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the number of Outstanding shares of Auction Preferred subject to all such Submitted Bids and Submitted Sell Orders.

               (iii) If, as a result of the procedures described in section
          (e)(i) or (e)(ii), any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of Auction Preferred on any Auction Date, the Trust Company shall, in such manner as, in its sole discretion, it shall determine, round up or down the number of shares of Auction Preferred to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date so that the number of shares purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole shares of Auction Preferred.

               (iv) If Sufficient Clearing Bids have not been made (other than because all of the Outstanding shares of Auction Preferred are subject to Submitted Hold Orders) in an Auction relating to a Long-Term Dividend Period, all Submitted Bids and all Submitted Sell Orders shall be rejected, thus requiring each Existing Holder to continue to hold the shares of Auction Preferred held by such Existing Holder immediately prior to such Auction.

               (v) If all of the Outstanding shares of Auction Preferred are the subject of Submitted Hold Orders, all Submitted Bids shall be rejected.


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


               (vi) Based on the results of each Auction, the Trust Company shall determine the aggregate number of shares of Auction Preferred to be purchased and the aggregate number of shares of Auction Preferred to be sold by Potential Holders and Existing Holders on whose behalf each Broker-Dealer submitted Bids or Sell Orders, and, with respect to each Broker-Dealer, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Broker-Dealer or Broker-Dealers acting for one or more purchasers such Broker-Dealer shall deliver, or from which other Broker-Dealer or Broker-Dealers acting for one or more sellers such Broker-Dealer shall receive, as the case may be, shares of Auction Preferred.

          (f) Miscellaneous. The Board of Directors may interpret the provisions of this Part II to resolve any inconsistency or ambiguity which may arise or be revealed in connection with the Auction Procedures provided for herein and their interpretation shall be binding. An Existing Holder (A) may sell, transfer or otherwise dispose of shares of Auction Preferred only pursuant to a Bid or Sell Order in accordance with the procedures described in this Part II to or through a Broker-Dealer or to a Person that has delivered a signed copy of a Master Purchaser's Letter to the Trust Company, provided that in the case of all transfers other than pursuant to Auctions such Existing Holder, its Broker-Dealer or its Agent Member advises the Trust Company of such transfer, and (B) shall have the beneficial ownership of the shares of Auction Preferred held by it maintained in book-entry form by the Securities Depository in the account of its Agent Member, which in turn will maintain records of such Existing Holder's beneficial ownership. The Company and its Affiliates shall not submit any Order in any Auction except as set forth in the next sentence. Any Broker-Dealer that is an affiliate of the Company may submit Orders in Auctions but only if such Orders are not for its own account, except that if such affiliated Broker-Dealer holds shares of Auction Preferred for its own account, it must submit a Sell Order in the next Auction with respect to such shares of Auction Preferred.

          (g) Headings of Subdivisions. The headings of the various subdivisions of this Part II are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.




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